                                                                  EXHIBIT 10(E)

                                 FOURTH AMENDMENT TO
                                   CREDIT AGREEMENT


     This Fourth Amendment to Credit Agreement, dated as of March 31, 1997 ("Fourth Amendment"), is made by and between POLARIS INDUSTRIES INC., a Minnesota corporation (the "Borrower"); FIRST BANK NATIONAL ASSOCIATION, BANK OF AMERICA ILLINOIS and FIRST UNION NATIONAL BANK OF NORTH CAROLINA (collectively, the "Banks"); and FIRST BANK NATIONAL ASSOCIATION, as administrative agent for the Banks (the "Administrative Agent").

     WHEREAS, the Borrower, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of May 8, 1995, as amended by First Amendment to Credit Agreement dated as of November 15, 1995, Second Amendment to Credit Agreement dated as of February 13, 1996 and Third Amendment to Credit Agreement dated as of September 30, 1996 (as so amended, the "Credit Agreement").

     WHEREAS, the Borrower has requested the Banks and the Administrative Agent to modify certain provisions of the Credit Agreement, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

     Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Section 2.     AMENDMENTS.

          (a) The definitions of "Guarantors," "Revolving Commitment Amount" and "Revolving Note" in Section 1.1 of the Credit Agreement are amended to read in their entirety as follows:

          "GUARANTORS": Collectively, Polaris Acceptance Inc., Polaris Industries Inc., Polaris Industries Export Ltd., Polaris Real Estate Corporation of Iowa, Inc., Polaris Real Estate Corporation and any Additional Guarantors.

          "REVOLVING COMMITMENT AMOUNT":  With respect to a Bank:

          (a) during the period ending on and including March 31, 1998, the amount set opposite such Bank's name in the table immediately below or as specified in the most recent Assignment Agreement to which such Bank is a party, but as the same may be from time to time reduced pursuant to Section 2.14:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Bank                                  Revolving Commitment Amount Prior to
  ----                                  ------------------------------------
                                        April 1, 1998
                                        -------------
--------------------------------------------------------------------------------
First Bank National Association         $54,000,000
--------------------------------------------------------------------------------
Bank of America Illinois                $48,000,000
--------------------------------------------------------------------------------
First Union National Bank of North      $48,000,000
Carolina
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          (b) during the period beginning on April 1, 1998 and ending on the Revolving Commitment Date, the amount set opposite such Bank's name in the table immediately below or as specified in the most recent Assignment Agreement to which such Bank is a party, but as the same may be from time to time reduced pursuant to Section 2.14:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Bank                                  Revolving Commitment Amount on and
  ----                                  ----------------------------------
                                        after April 1, 1998
                                        -------------------
--------------------------------------------------------------------------------
First Bank National Association         $45,000,000
--------------------------------------------------------------------------------
Bank of America Illinois                $40,000,000
--------------------------------------------------------------------------------
First Union National Bank of            $40,000,000
North Carolina
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          "REVOLVING NOTE":  A promissory note of the Borrower in the form of
     Exhibit 1.1-2-4 hereto.

          (b) The definition of "Co-Lead Manager" is deleted from Section 1.1 of the Credit Agreement, and a new definition of "Documentation Agent" is added to Section 1.1 of the Credit Agreement, in appropriate alphabetical order, to read in its entirety as follows:

          "DOCUMENTATION AGENT": Each of Bank of American Illinois and First Union National Bank of North Carolina.

          (c) Section 2.6 of the Credit Agreement is amended to read in its entirety as follows:

          Section 2.6 REPAYMENT. On April 1, 1998, the Borrower shall pay the amount, if any, by which the unpaid principal amount of all Advances exceeds the Aggregate

     Revolving Commitment Amounts as of April 1, 1998. The unpaid principal amount of all Advances, together with all accrued and unpaid interest thereon, shall be due and payable on the Termination Date.

          (d) Section 2.20 of the Credit Agreement is amended by deleting the date "March 31, 1998" therefrom and inserting the date "March 31, 2000" in its place.

          (e) Sections 6.12 and 6.13 of the Credit Agreement are amended to read in their entirety as follows:

          Section 6.12 CONTINGENT LIABILITIES. The Borrower will not, and will not permit any Subsidiary to, be or become liable on any Contingent Obligations except: (i) Contingent Obligations existing on the date of this Agreement and described on Exhibit 6.12-4; (ii) the Borrower's guarantee of up to a percentage of Acceptance Partnership's Indebtedness under the Acceptance Partnership Credit Agreement equal to PAI's percentage ownership of Acceptance Partnership and the Borrower's guarantee of PAI's obligation to make additional capital contributions to Acceptance Partnership, PROVIDED that the Borrower's maximum liability under such guarantee does not exceed $250,000,000 (with respect to loans) and $50,000,000 (with respect to capital contributions); (iii) PAI's liability as general partner for up to a percentage of Acceptance Partnership's Indebtedness under the Acceptance Partnership Credit Agreement equal to PAI's percentage ownership of Acceptance Partnership, PROVIDED that PAI's maximum liability with respect thereto does not exceed $250,000,000; and
     (iv) PAI's obligation to make additional capital contributions to Acceptance Partnership, PROVIDED that the sum of such obligation, to the extent quantified at any time, and all Investments in Acceptance Partnership then existing does not exceed $50,000,000.

          Section 6.13 TANGIBLE NET WORTH. The Borrower will not permit its Tangible Net Worth at any time to be less than: (a) $50,000,000 at all times until December 31, 1996; (b) $75,000,000 at all times on and after December 31, 1996, until December 31, 1997; (b) $100,000,000 at all times on and after December 31, 1997, until December 31, 1998; and
     (d) $125,000,000 at all times on and after December 31, 1998.

          (f) Section 9.6(c) of the Credit Agreement is amended by adding a new sentence to the end thereof, to read in its entirety as follows:

     If an Assignment Agreement is executed prior to April 1, 1998, it shall specify the Revolving Commitment of the assigning Bank and the Assignee both before and after April 1, 1998, and the Revolving Percentages of each of the assigning Bank and the Assignee shall be the same before and after April 1, 1998.

          (g) Exhibits 1.1-2 and 6.12 are deleted from the Credit Agreement and new Exhibits 1.1-2-4 and 6.12-4, in the forms of Exhibits 1.1-2-4 and 6.12-4 attached hereto, are added to the Credit Agreement.

     Section 3. CONDITIONS TO EFFECTIVENESS OF FOURTH AMENDMENT. The Amendments contained in this Fourth Amendment shall not become effective until, and shall become effective when, the Administrative Agent shall have received each of the following, in sufficient number to distribute to each Bank.

          (a) The Agent shall have received, with a counterpart for each Bank, this Amendment, duly executed by the Borrower, the Banks and the Agent, and consented to by the Guarantors;

          (b)  The Agent shall have received a Revolving Note in the form of
     Exhibit 1.1-2-4 to this Amendment, duly executed by the Borrower, payable to each Bank in the amount shown as that Bank's Revolving Commitment Amount in clause (a) of the definition of that term in Section 1.1, as amended by this Agreement (each, a "Replacement Revolving Note;" collectively as to all the Banks, the "Replacement Revolving Notes");

          (c) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by the Borrower, authorizing the execution, delivery and performance of this Amendment and the Replacement Revolving Notes by the Borrower, certified by the Borrower's secretary or assistant secretary;

          (d) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by each Guarantor, authorizing the execution, delivery and performance of that Guarantor's consent to this Amendment, certified by that Guarantor's secretary or assistant secretary;

          (e) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of the Borrower certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of the Borrower this Amendment and the Replacement Revolving Notes, and (ii) that the articles or certificate of incorporation and bylaws of the Borrower have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about May 8, 1995, pursuant to Section
     3.1 of the Credit Agreement;;

          (f) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of each Guarantor certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of that Guarantor its consent to this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of that Guarantor have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about (x) May 8, 1995, pursuant to Section 3.1 of the Credit Agreement, or (y) the date such Guarantor became a Guarantor, pursuant to
     Section 6.5 of the Credit Agreement;

          (g) The Agent shall have received certificates of good standing for the Borrower and each Guarantor, in the jurisdiction of its incorporation or organization, in the State of Iowa (with respect to the Borrower), in the State of Wisconsin (with respect to Polaris Real Estate Corporation), in the State of Iowa (with respect to Polaris Real Estate Corporation of
     Iowa), and in the State of Minnesota (with respect to Polaris Industries Inc.), certified by the appropriate governmental officials as of a date not more than 15 days prior to the date hereof;

          (h) The Agent shall have received, for the account of each Bank, a written opinion from Kaplan, Strangis & Kaplan, P.A. covering the matters set forth on Exhibit A attached hereto; and

          (i) The Agent shall have received, with a counterpart for each Bank, such other documents, instruments, approvals, and, if requested by the Agent, certified duplicates of executed copies thereof, that the Agent may reasonably request.

Upon execution and delivery by the Borrower of the Replacement Revolving Notes and the satisfaction of all of the conditions specified in this Section 3: (i) all amounts of principal and interest due and payable on those certain Revolving Notes dated May 8, 1995, in the aggregate principal amount of $125,000,000, shall be due and payable under the appropriate Replacement Revolving Notes; and
(ii) each reference to the Revolving Notes in the Credit Agreement, any Loan Document or any other document related thereto shall be deemed to be a reference to the Replacement Revolving Notes in the form of Exhibit 1.1-2-4 attached hereto.

     Section 4. ACKNOWLEDGMENT. The Borrower acknowledges and agrees that its obligations to the Banks and the Administrative Agent under the Credit Agreement, as amended hereby, and the Revolving Notes exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Banks and the Administrative Agent.

     Section 5. EFFECT OF FOURTH AMENDMENT; REPRESENTATIONS AND WARRANTIES; NO WAIVER. The Banks, the Administrative Agent and the Borrower agree that after this Fourth Amendment becomes effective, the Credit Agreement, as hereby amended, shall remain in full force and effect. The Borrower represents and warrants that on and as of the date hereof and after giving effect to this Fourth Amendment: (i) all of the representations and warranties contained in the Credit Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date; (ii) there will exist no Default or Event of Default on such date; (iii) there has been no change in any of the certificates or articles of incorporation, bylaws or partnership agreements of the Borrower or any

Guarantor since the Closing Date or (if later) the date such Guarantor became a Guarantor; (iv) the Borrower has the power and legal right and authority to enter into this Fourth Amendment; (v) neither this Fourth Amendment, nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's articles of incorporation or, to the best of Borrower's knowledge, any other agreement or requirement of law; and
(vi) no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Fourth Amendment, or the performance of obligations of the Borrower herein or therein described.

     Section 6. INCORPORATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS BY REFERENCE; RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified under this Fourth Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Revolving Notes and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Credit Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Credit Agreement," shall be deemed to refer to the Credit Agreement, as amended by this Fourth Amendment.

     Section 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Fourth Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Fourth Amendment shall control.

     Section 8. EXPENSES. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with this Fourth Amendment.

     Section 9. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

     Section 10. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS FOURTH AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date and year first above written.


                         POLARIS INDUSTRIES INC., a Minnesota corporation



                         By:   /s/ Michael Malone
                             -----------------------------------------
                                 Michael Malone, Vice President


                         FIRST BANK NATIONAL ASSOCIATION,
                          as Administrative Agent and a Bank



                         By:   /s/ David Shapiro
                             -----------------------------------------
                         Name:  David Shapiro
                               ---------------------------------------
                         Title: Commercial Banking Officer
                               ---------------------------------------


                         BANK OF AMERICA ILLINOIS,
                          as a Documentation Agent and a Bank



                         By:   /s/ R. Guy Stapleton
                             -----------------------------------------
                         Name:  R. Guy Stapleton
                              ----------------------------------------
                         Title: Managing Director
                               ---------------------------------------


                         FIRST UNION NATIONAL BANK OF
                          NORTH CAROLINA, as a Documentation Agent and a Bank



                         By:   /s/ Thomas M. Cambern
                             -----------------------------------------
                         Name:  Thomas M. Cambern
                              ----------------------------------------
                         Title: Vice President
                               ---------------------------------------


                                         S-1